Letter To Shareholders                           ACM Government Securities Fund
================================================================================

February 20, 1998

Dear Shareholder:

This annual report contains investment results and market commentary for ACM Government Securities Fund for the period ended December 31, 1997.

BOND MARKET REVIEW
The U.S. bond market posted solid returns in the second half of 1997. Early in the period, interest rates remained relatively stable and investor demand for yield oriented securities was high. In spite of strong U.S. economic growth, inflation remained almost nonexistent, further increasing demand in the bond market. Toward year-end, financial turmoil, which began in Southeast Asia, spilled over into other global bond markets, including the U.S. The resulting "flight to quality" spurred a year-end rally in U.S. Treasury securities while negatively impacting returns in the corporate, mortgage and non-U.S. bond sectors.

Interest rates on most maturities fell dramatically over the past six months. The decreasing likelihood that the Federal Reserve would have to raise rates to slow economic growth, coupled with the year-end rally in the Treasury market, helped push interest rates to new lows. Overall, the 30-year Treasury bond, which was yielding 6.78% at the beginning of the period, fell to 5.92% at year-end; 5-year note yields fell from 6.37% to 5.71%.

In most developed markets outside of the U.S., growth remained positive while inflation troughed or declined. All developed bond markets posted solid positive returns on a hedged basis. In most emerging markets, however, the long run of strong positive bond market performance was interrupted in the fourth quarter as the financial crisis in Southeast Asia spilled over into other financial markets.

INVESTMENT RESULTS
Over the six month period ended December 31, 1997, we are pleased to report that ACM Government Securities Fund returned 9.90% at net asset value (NAV) versus 6.36% for the Lehman Brothers Aggregate Bond Index. This strong performance versus the Fund's benchmark can be attributed primarily to the performance of the Fund's U.S. holdings. As our view of the economic situation in Southeast Asia deteriorated, we reduced the Fund's holdings in those securities most likely to be negatively impacted (primarily emerging market debt) and increased the Fund's allocation to U.S. Treasuries. When the Treasury market rallied in the fourth quarter, your Fund's overweight position in this sector helped drive up returns. For the 12 months ended December 31, 1997, your Fund also performed well, returning 15.48% at NAV versus 9.65% for its benchmark.
--------------------------------------------------------------------------------

INVESTMENT RESULTS*
Period Ended December 31, 1997
                                                 Total Return
                                             6 Months  12 Months
                                             --------  ---------
ACM Government
 Securities Fund                              9.90%     15.48%
Lehman Brothers
 Aggregate Bond Index                         6.36%      9.65%

*The Fund's investment results are cumulative total returns for the period and are based on the net asset value of the Fund as of December 31, 1997. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

The Lehman Brothers (LB) Aggregate Bond Index is composed of the Mortgage Backed and Asset Backed Securities Indices and the Government/Corporate Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The index is unmanaged and does not reflect fees and expenses. An investor cannot invest directly in the index.

                                                  ACM Government Securities Fund
================================================================================

ECONOMIC REVIEW
The U.S. economy continues to be fundamentally strong and grew at a solid pace in the second half of 1997. Total growth, as measured by the Gross Domestic Product (GDP), accelerated to 4.3% in the fourth quarter, following the third quarter's 3.1% pace. As it has all year, the labor market remained tight and fueled economic growth. The unemployment rate dropped to 4.7% in December and hovered near 20-year lows throughout most of the period. For the year, the U.S. economy created 3.2 million new jobs with over one million jobs added in the fourth quarter alone. Inflation remained remarkably absent for this late in an expansion period. Through December, producer prices were down 1.2% from year earlier levels while consumer prices posted a modest 1.7% gain for the same time frame.

In Europe, attention centered on which countries will qualify for European Monetary Union and at what currency level. Growth was moderate and dominated by exports, while inflation dropped from the peak levels it reached during the summer. Spain and Italy lowered short term rates, bringing them closer to other European levels.

In Canada, growth remained strong, inflation was stable and the Central Bank raised rates to support the weakening Canadian dollar. Meanwhile, the precarious recovery in Japan was further jeopardized by the deepening economic and financial turmoil in Asia.

The emerging market economies were roiled by developments in Southeast Asia. The economic problems began in Thailand and quickly spread to Malaysia, Indonesia, the Philippines and South Korea. Fast growth, fueled by strong capital inflows, and overvalued currencies combined to produce large external trade deficits, property and stock market bubbles, and overextended banking systems. The sharp currency devaluations that occurred in these countries ignited fears that other developing economies with managed currency regimes would suffer similar consequences. Hong Kong, Argentina, Brazil, Russia and Korea subsequently came under increased scrutiny and pressure. Korea was particularly hard hit with its large current account deficit and its private sectors' heavy reliance on short term external debt financings. Policy responses in the affected countries were often inadequate and/or poorly articulated. This resulted in additional volatility which spread to other markets in the region and created a ripple effect felt from Japan to the U.S. and Europe. In many cases, fundamental analysis temporarily took a back seat to market psychology. However, as appropriate policy responses are implemented we believe economic fundamentals will eventually reassert themselves.

INVESTMENT OUTLOOK
Our outlook for the U.S. remains optimistic. We expect domestic growth to slow from its 1997 pace to a more sustainable 2.5% rate in 1998. The economic slowing in Southeast Asia will further temper U.S. growth in the upcoming year as exports to that region curtail. Meanwhile, the recent decline in interest rates should moderate the anticipated slowing and provide stimulus to the economy to ensure continued growth. The Federal Reserve is unlikely to raise interest rates in the short term in light of the likelihood of slowing growth and the desire to keep global liquidity at high levels. Until the repercussions of events in Southeast Asia are fully understood, we expect interest rate volatility to remain elevated.

Outside of the U.S., global growth should be slower and inflation pressures should be reduced as Asia exports cheaper goods to the world and imports less from abroad. Among the major economic blocs, the greatest impact will be felt in Japan where weaker domestic demand will only be partially offset by a widening trade surplus. Economic activity in Australia and New Zealand should also be

                                                  ACM Government Securities Fund
================================================================================

dramatically lower because of these countries' substantial trading relationships with Asia.

In Europe, the primary theme will continue to be European Monetary Union and the convergence of interest rates across the continent. With high unemployment, low inflation and weak domestic demand, short term rates should converge around 4.0%. This is lower than previously expected and should enable Italy and Spain to trim rates further.

In the emerging markets, we expect volatility to remain elevated and liquidity to remain low. Although the direction of Asia's impact is clear, the full extent of the crisis has yet to be determined. At this juncture, stabilizing Korea is key, and multinational efforts are clearly focused on this goal. We expect the U.S. Treasury market to continue to be perceived as a "safe haven" for investors until clear policy responses are outlined and there is a commitment to implementing them. As adjustments are made, we believe markets will stabilize and significant investment opportunities will be found in many bond markets around the world.

Thank you for your continued interest and investment in ACM Government Securities Fund. We look forward to reporting its progress to you in the coming months.


Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

Portfolio Of Investments
December 31, 1997                                 ACM Government Securities Fund
================================================================================
                                     Principal
                                       Amount
                                        (000)                U.S. $ Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT
  OBLIGATIONS-98.9%

U.S. TREASURY BONDS-87.0%
  Zero coupon, 5/15/09...........      $ 15,440              $  7,928,594
  Zero coupon, 2/15/10...........        20,080                 9,837,393
  Zero coupon, 5/15/10...........       235,760               113,690,545
  Zero coupon, 2/15/11...........        57,500                26,440,800
  6.125%, 11/15/27...............       130,200               133,801,332
  6.375%, 8/15/27................       183,955               194,015,499
  12.375%, 5/15/04...............        29,320                39,517,789
  14.00%, 11/15/11...............       117,840               183,112,754
                                                           --------------
                                                              708,344,706
                                                           --------------
U.S. TREASURY NOTES-11.9%
  6.125%, 8/15/07................        42,250                43,418,635
  7.00%, 7/15/06.................        49,750                53,698,658
                                                           --------------
                                                               97,117,293
                                                           --------------
Total U.S. Government Obligations
  (cost $787,228,786)............                             805,461,999
                                                           --------------

SOVEREIGN DEBT
  OBLIGATIONS-27.7%

BRAZIL-4.8%
Republic of Brazil
 10.125%, 5/15/27................        41,250                38,723,438
                                                           --------------
ECUADOR-2.8%
Republic of Ecuador (Par)
 Collateralized
 3.50%, 2/28/25  (a).............        41,250                22,739,062
                                                           --------------
PANAMA-1.4%
Republic of Panama
  IRB
  3.75%, 7/17/14.................         7,250                 5,546,250
  PDI FRN
  6.6875%, 7/17/16 (b)...........         6,676                 5,441,221
                                                           --------------
Total Panamanian Securities                                    10,987,471
                                                           --------------
PERU-2.2%
Republic of Peru
  PDI
  4.00%, 3/07/17 (a).............        27,500                18,081,250
                                                           --------------

RUSSIA-16.5%
  Russia Principal Loan FRN
  6.71875%, 12/15/20 (c).........       188,550               117,136,688
  Russian IAN FRN
  6.71875%, 12/15/15 (d).........        24,750                17,572,500
                                                           --------------
Total Russian Securities.........                             134,709,188
                                                           --------------
Total Sovereign Debt Obligations
  (cost $244,504,939)............                             225,240,409
                                                           --------------

TIME DEPOSIT-5.8%
  State Street Bank & Trust Co.
  Cayman Islands
  5.25%, 1/02/98
  (cost $47,616,000).............        47,616                47,616,000
                                                           --------------
TOTAL INVESTMENTS-132.4%
  (cost $1,079,349,725)..........                           1,078,318,408
Other assets less
  liabilities-(32.4%)............                            (263,694,145)
                                                           --------------

NET ASSETS-100.0%                                          $  814,624,263
                                                           ==============

--------------------------------------------------------------------------------
(a) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1997.
(b)  Coupon consists of 4.00% cash payment and 2.6875% paid-in-kind.
(c)  Coupon consists of 4.00% cash payment and 2.71875% paid-in-kind.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, this security amounted to $17,572,500 or 2.2% of net assets.

     Glossary of Terms:
     FRN--Floating Rate Note.  Coupon will fluctuate based upon an interest rate index.  Stated interest rate in effect at December 31, 1997.
     IAN--Interest Arrears Note
     IRB--Interest Reduction Bond
     PDI--Past Due Interest

     See notes to financial statements.

Statement Of Assets And Liabilities
December 31, 1997                                 ACM Government Securities Fund
================================================================================

ASSETS
 Investments in securities, at value (cost $1,079,349,725)....   $1,078,318,408
 Interest receivable..........................................       13,243,432
 Unrealized appreciation on swap contract.....................          421,972
                                                                 --------------
 Total assets.................................................    1,091,983,812
                                                                 --------------
LIABILITIES
 Due to custodian.............................................           22,654
 Loan payable.................................................      110,000,000
 Payable for investment securities purchased..................      161,862,976
 Dividend payable.............................................        2,335,521
 Loan interest payable........................................        2,077,396
 Advisory fee payable.........................................          504,914
 Administrative fee payable...................................          113,295
 Swap interest payable........................................          105,688
 Accrued expenses.............................................          337,105
                                                                 --------------
 Total liabilities............................................      277,359,549
                                                                 --------------
NET ASSETS....................................................   $  814,624,263
                                                                 ==============

COMPOSITION OF NET ASSETS
 Capital stock, at par........................................   $      778,507
 Additional paid-in capital...................................      833,993,356
 Undistributed net investment income..........................        4,800,866
 Accumulated net realized loss on investments and foreign
  currency transactions.......................................      (24,339,121)
 Net unrealized depreciation of investments and swap
  contract....................................................         (609,345)
                                                                 --------------
                                                                 $  814,624,263
                                                                 ==============

NET ASSET VALUE PER SHARE (based on 77,850,706 shares
  outstanding)................................................           $10.46
                                                                         ======
--------------------------------------------------------------------------------

See notes to financial statements.

Statement Of Operations
Year Ended December 31, 1997                     ACM Government Securities Fund
===============================================================================
INVESTMENT INCOME
  Interest.......................................                  $ 84,533,278
EXPENSES
  Advisory fee...................................  $  6,168,048
  Administrative fee.............................     1,328,236
  Transfer agency................................       232,694
  Custodian......................................       189,818
  Reports and notices to shareholders............       153,766
  Audit and legal................................       119,396
  Registration fee...............................        66,256
  Taxes..........................................        54,225
  Directors' fees................................        32,120
  Miscellaneous..................................        64,936
                                                   ------------
  Total expenses before interest.................     8,409,495
  Interest expense...............................     6,801,514
                                                   ------------
  Total expenses.................................                    15,211,009
                                                                   ------------
  Net investment income..........................                    69,322,269
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS, SWAPS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment
   transactions..................................                    70,840,335
  Net realized loss on foreign
   currency transactions.........................                       (11,367)
  Net change in unrealized
   appreciation of:
   Investments and swaps.........................                   (27,377,422)
   Foreign currency denominated assets
    and liabilities..............................                    (1,465,082)
                                                                   ------------
 Net realized and unrealized gain on investments
  and foreign currency transactions..............                    41,986,464
                                                                   ------------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS......................................                  $111,308,733
                                                                   ============

Statement Of Changes In Net Assets
================================================================================
                                            Year Ended          Year Ended
                                         December 31, 1997   December 31, 1996
                                         -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
  Net investment income................       $ 69,322,269        $ 71,775,938
  Net realized gain on investments and
   foreign currency transactions.......         70,828,968          25,544,552
  Net change in unrealized
   appreciation of investments, swaps
   and foreign
   currency denominated assets and
    liabilities........................        (28,842,504)         17,533,931
                                              ------------        ------------
  Net increase in net assets from
   operations..........................        111,308,733         114,854,421

DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
  Dividends from net investment income         (67,728,701)        (71,775,938)
  Distributions in excess of net
   investment income...................            -0-              (1,402,636)
                                              ------------        ------------
  Total increase.......................         43,580,032          41,675,847

NET ASSETS
  Beginning of year....................        771,044,231         729,368,384
                                              ------------        ------------
  End of year (including undistributed
   net investment income of $4,800,866
   and $3,214,000, respectively).......       $814,624,263        $771,044,231
                                              ============        ============
--------------------------------------------------------------------------------
See notes to financial statements.

Statement Of Cash Flows
Year Ended December 31, 1997                                      ACM Government Securities Fund
================================================================================================
INCREASE (DECREASE) IN CASH FROM OPERATING ACTIVITIES:
 Interest received...........................................  $    78,219,836
 Interest paid...............................................       (6,637,312)
 Operating expenses paid.....................................       (8,408,422)
                                                               ---------------
 Net increase in cash from operating activities..............                       $ 63,174,102

INVESTING ACTIVITIES:
 Purchases of long-term investments..........................   (3,059,532,666)
 Proceeds from disposition of long-term investments..........    2,944,287,982
 Proceeds from disposition of short-term investments -- net..      121,890,068
                                                               ---------------
 Net increase in cash from investing activities..............                          6,645,384

FINANCING ACTIVITIES*:
 Cash dividends paid.........................................                        (70,064,222)
                                                                                    ------------
 Net decrease in cash........................................                           (244,736)
 Cash at beginning of year...................................                            222,082
                                                                                    ------------
 Due to custodian at end of year.............................                       $    (22,654)
                                                                                    ============
------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM
OPERATIONS TO NET INCREASE IN CASH FROM OPERATING
ACTIVITIES:
 Net increase in net assets from operations..................                       $111,308,733

ADJUSTMENTS:
 Decrease in interest receivable.............................  $     4,450,771
 Accretion of bond discount..................................      (10,764,213)
 Increase in accrued expenses................................          165,275
 Net gain on investments.....................................      (41,986,464)
                                                               ---------------
 Total adjustments...........................................                        (48,134,631)
                                                                                    ------------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES...............                       $ 63,174,102
                                                                                    ============
------------------------------------------------------------------------------------------------

* Non-cash financing activities not included herein consist of reinvestment of dividends.

 See notes to financial statements.

Notes To Financial Statements
December 31, 1997                                 ACM Government Securities Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when earned or accrued. Net realized loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holdings of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net foreign currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in

                                                  ACM Government Securities Fund
================================================================================

accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net increase in accumulated net realized loss on investments and foreign currency transactions and a corresponding decrease in additional paid-in capital and undistributed net investment income. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory, Administrative Fees and
Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays its Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended December 31, 1997, the Fund agreed to pay AFS $4,515.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million,
 .18 of 1% of the Fund's next $200 million of average weekly net assets, and .16 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,014,920,761 and $971,552,618, respectively, for the year ended December 31, 1997. There were purchases of $1,907,029,882 and sales of $1,939,231,643 of U.S. government and government agency obligations for the year ended December 31, 1997.

At December 31, 1997, the cost of investments for federal income tax purposes was $1,095,063,975. Accordingly, gross unrealized appreciation of investments was $22,906,580 and gross unrealized depreciation was $39,652,147, resulting in net unrealized depreciation of $16,745,567 (excluding foreign currency transactions).

At December 31, 1997, the Fund had a capital loss carryforward of $8,356,705 which expires in the year 2003.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Notes To Financial Statements (cont.)             ACM Government Securities Fund
================================================================================

Fluctuations in the value of open forward exchange currency contracts are reflected for financial reporting purposes as a component of net unrealized depreciation of investments and foreign currency denominated assets and liabilities.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

At December 31, 1997, the Fund had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 1997, the Fund did not have any written option transactions.

3. Swap Agreements

The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest

                                                  ACM Government Securities Fund
================================================================================

received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net change in unrealized appreciation (depreciation) of investments.

At December 31, 1997, the Fund had a total return swap agreement outstanding. The swap is based on a notional amount of $44,700,000 Russian IAN bonds and obligates the Fund to pay to Morgan Guaranty Trust Company, the swap counterparty, interest based on Libor less a spread on the principal amount of $31,315,027, and obligates the swap counterparty to pay the Fund any appreciation in the value of the underlying bond. At December 31, 1997, unrealized appreciation on the total return swap amounted to $421,972.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 300,000,000 shares of $0.01 par value common stock authorized, of which 77,850,706 shares were outstanding at December 31, 1997. During the years ended December 31, 1997 and 1996, the Fund did not issue any shares in connection with the dividend reinvestment plan.

--------------------------------------------------------------------------------

NOTE E: Bank Borrowing

The Fund has a Revolving Credit Agreement with Morgan Guaranty Trust Company of New York ("Morgan Guaranty"). The maximum credit available is $110,000,000 and such amount was outstanding for the entire year ended December 31, 1997.

The renewable credit facility of $110,000,000 will mature on September 11, 1998 and requires no collateralization.

Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium. The weighted average interest rate for the year ended December 31, 1997 was 6.18%. The interest rate at December 31, 1997 was 6.125%. The Fund is obligated to pay Morgan Guaranty a commitment fee computed at the rate of .075 of 1% per annum on the average daily unused portion of the revolving credit.

  Financial Highlights                            ACM Government Securities Fund
================================================================================

 Selected Data For A Share Of Common Stock Outstanding Throughout Each Year

                                                                       Year Ended December 31,
                                                       --------------------------------------------------------
                                                         1997       1996       1995         1994         1993
                                                       --------   --------   --------     --------     --------
Net asset value, beginning of year..................   $   9.90   $   9.37   $   8.13     $  10.88     $  10.47
                                                       --------   --------   --------     --------     --------
Income From Investment Operations
---------------------------------
Net investment income...............................        .89        .92        .98(a)       .90(a)      1.13(a)
Net realized and unrealized gain
 (loss) on investments, swaps, options written
 and foreign currency transactions..................        .54        .55       1.21        (2.65)        1.26
                                                       --------   --------   --------     --------     --------
Net increase (decrease) in net asset value
 from operations....................................       1.43       1.47       2.19        (1.75)        2.39

Less: Dividends and Distributions
---------------------------------
Dividends from net investment income................       (.87)      (.92)      (.95)        (.78)       (1.13)
Distributions in excess of net investment income....        -0-       (.02)       -0-          -0-          -0-
Distributions from net realized gains...............        -0-        -0-        -0-          -0-         (.62)
Tax return of capital distribution..................        -0-        -0-        -0-         (.22)         -0-
                                                       --------   --------   --------     --------     --------
Total dividends and distributions...................       (.87)      (.94)      (.95)       (1.00)       (1.75)
                                                       --------   --------   --------     --------     --------
Capital Share Transactions
--------------------------
Dilutive effect of rights offering..................        -0-        -0-        -0-          -0-         (.22)
Offering costs charged to additional
 paid-in capital....................................        -0-        -0-        -0-          -0-         (.01)
                                                       --------   --------   --------     --------     --------
Total capital share transactions....................        -0-        -0-        -0-          -0-         (.23)
                                                       --------   --------   --------     --------     --------
Net asset value, end of year........................   $  10.46   $   9.90   $   9.37     $   8.13     $  10.88
                                                       ========   ========   ========     ========     ========
Market value, end of year...........................   $ 10.063   $  8.875   $   8.25     $  8.125     $ 11.875
                                                       ========   ========   ========     ========     ========

Total Investment Return
-----------------------
Total investment return based on: (b)
 Market value.......................................      23.93%     19.50%     13.93%     (23.69)%       30.25%
 Net asset value....................................      15.48%     17.29%     29.28%     (16.66)%       21.10%
Ratios/Supplemental Data
------------------------
Net assets, end of year (000's omitted).............   $814,624   $771,044   $729,368     $630,520     $829,712
Ratio of expenses to average net assets.............       1.95%      2.10%      2.03%        1.52%        1.43%
Ratio of expenses to average net assets
 excluding interest expense (c).....................       1.08%      1.16%      1.29%        1.14%        1.16%
Ratio of net investment income to
 average net assets.................................       8.89%      9.96%     11.55%        9.83%        9.83%
Portfolio turnover rate.............................        308%       364%       393%         319%         443%

--------------------------------------------------------------------------------
(a)  Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(c) Net of interest expense of .87%, .94%, .74%, .38% and .27%, respectively, on borrowings (see Note E).

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                              ACM Government Securities Fund
================================================================================

To the Shareholders and Board of Directors
ACM Government Securities Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Government Securities Fund, Inc., including the portfolio of investments, as of December 31, 1997, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Securities Fund, Inc. at December 31, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                          /s/ Ernst & Young LLP

New York, New York
January 30, 1998

Additional Information                            ACM Government Securities Fund
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be reinvested in additional shares of the Fund. State Street Bank and Partnership Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

     (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

     (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per shares of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Partnership Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objective or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne
D. Lyski, the President of the Fund.

                                                  ACM Government Securities Fund
================================================================================

BOARD OF DIRECTORS
John D. Carifa, Chairman                    Dr. James M. Hester (1)
Ruth Block (1)                              Clifford L. Michel (1)
David H. Dievler (1)                        Donald J. Robinson
James R. Greene (1)                         Robert C. White (1)

OFFICERS
Wayne D. Lyski, President                   Edmund P. Bergan, Jr., Secretary
Kathleen A. Corbet, Senior Vice President   Mark D. Gersten, Treasurer & Chief
Paul J. DeNoon, Vice President               Financial Officer
Christian G. Wilson, Vice President         Joseph J. Mantineo, Controller

ADMINISTRATOR                               INDEPENDENT AUDITORS
Mitchell Hutchins Asset Management Inc.     Ernst & Young LLP
1285 Avenue of the Americas                 787 Seventh Avenue
New York, NY 10019                          New York, NY 10019

CUSTODIAN, DIVIDEND PAYING AGENT,           LEGAL COUNSEL
TRANSFER AGENT AND REGISTRAR                Seward & Kissel
State Street Bank and Trust Company         One Battery Park Plaza
225 Franklin Street                         New York, NY 10004
Boston, MA 02110

--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to shareholders of ACM Government Securities Fund, for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(1) Member of Audit Committee

ACM Government Securities Fund
Summary of General Information

The Fund

ACM Government Securities Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by stable foreign governments. Additionally, the Fund may utilize other investment techniques, including options and futures. The investment adviser of the Fund is Alliance Capital Management L.P.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers under the designation "ACMSc". The Fund's NYSE trading symbol is "GSF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.


ACM Government Securities Fund
1345 Avenue of the Americas
New York, New York 10105

[LOGO OF ALLIANCE CAPITAL APPEARS HERE]

(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

SECAR

              ------------------------------------------------

                                     ACM
                           ------------------------
                                  GOVERNMENT
                           ------------------------
                                  SECURITIES
                           ------------------------
                                     FUND
                           ------------------------


                                        Annual Report
                                        December 31, 1997









                                               Alliance(R)

              ------------------------------------------------